========                                                                ========
 NUMBER                              [LOGO]                              SHARES
========                                                                ========

          ------------------------------------------------------------
                                   QCL o GROUP
          ------------------------------------------------------------
          --------------------------  INC  ---------------------------
                      AUTHORIZED STOCK: 50,000,000 SHARES
                           PAR VALUE $0.001 PER SHARE


This Certifies that * REBECCA SUE IODICE *                                is the
registered holder of * TWO MILLION NINETY SIX THOUSAND *                  Shares

                                QCL - GROUP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________________ day of 5/13/88 A.D. 19___


                                 OCL GROUP, INC.
                                [CORPORATE SEAL]
/s/ Rebecca Sue Iodice                                      /s/ [ILLEGIBLE]
----------------------               Nevada             ------------------------
      Secretary                                                PRESIDENT

WESTERN STATES TRANSFER
P.O. BOX 11378
SALT LAKE CITY, UTAH 84147
REGISTRAR'S TRANSFER AGENT
BY [ILLEGIBLE]

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT --..........Custodian..........
TEN ENT -- as tenants by the entireties                                 (Cust)             (Minor)
JT TEN -- as joint tenants with right of                              under Uniform Gifts to Minors
          survivorship and not as tenants                             Act..........................
          in common                                                               (State)

         Additional abbreviations may also be used though not in the above list.

      For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________


          THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
NOTICE:   ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER